Vanguard ESG U.S Corporate Bond ETF
Summary Prospectus
September 22, 2020
Exchange-traded fund shares that are not individually redeemable and are listed on Cboe BZX Exchange, Inc.
Vanguard ESG U.S. Corporate Bond ETF Shares (VCEB)
The Fund’s statutory Prospectus and Statement of Additional Information dated September 22, 2020, as may be amended or supplemented, are incorporated into and made part of this Summary Prospectus by reference.
Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund online at www.vanguard.com/prospectus. You can also obtain this information at no cost by calling 866-499-8473 or by sending an email request to online@vanguard.com.
See the inside front cover for important information about access to your fund’s annual and semiannual shareholder reports.
The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Important information about access to shareholder reports
Beginning on January 1, 2021, as permitted by regulations adopted by the SEC, paper copies of your fund’s annual and semiannual shareholder reports will no longer be sent to you by mail, unless you specifically request them. Instead, you will be notified by mail each time a report is posted on the website and will be provided with a link to access the report.
If you have already elected to receive shareholder reports electronically, you will not be affected by this change and do not need to take any action. You may elect to receive shareholder reports and other communications from the fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you invest directly with the fund, by calling Vanguard at one of the phone numbers on the back cover of this prospectus or by logging on to vanguard.com.
You may elect to receive paper copies of all future shareholder reports free of charge. If you invest through a financial intermediary, you can contact the intermediary to request that you continue to receive paper copies. If you invest directly with the fund, you can call Vanguard at one of the phone numbers on the back cover of this prospectus or log on to vanguard.com. Your election to receive paper copies will apply to all the funds you hold through an intermediary or directly with Vanguard.
Investment Objective
The Fund seeks to track the performance of a market-weighted corporate bond index that measures the investment return of investment-grade U.S. dollar-denominated bonds and is screened for certain environmental, social, and corporate governance criteria.
Fees and Expenses
The following table describes the fees and expenses you may pay if you buy and hold ETF Shares of the Fund.
Shareholder Fees
(Fees paid directly from your investment)

Transaction Fee on Purchases and Sales	None through Vanguard (Broker fees vary)
Transaction Fee on Reinvested Dividends	None through Vanguard (Broker fees vary)
Transaction Fee on Conversion to ETF Shares	None through Vanguard (Broker fees vary)

Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.06%
12b-1 Distribution Fee	None
Other Expenses	0.06%
Total Annual Fund Operating Expenses	0.12%
Example
The following example is intended to help you compare the cost of investing in the Fund’s ETF Shares with the cost of investing in other funds. It illustrates the hypothetical expenses that you would incur over various periods if you were to invest $10,000 in the Fund's shares. This example assumes that the shares provide a return of 5% each year and that total annual fund operating expenses remain as stated in the preceding table. You would incur these hypothetical expenses whether or not you were to sell your shares at the end of the given period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years
$12	$39
This example does not include the brokerage commissions that you may pay to buy and sell ETF Shares of the Fund.
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in more taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the previous expense example, reduce the Fund's performance. The Fund has no operating history and therefore has no portfolio turnover information.
Principal Investment Strategies
The Fund employs an indexing investment approach designed to track the performance of the Bloomberg Barclays MSCI US Corporate SRI Select Index (the “Index”). The Index is a subset of the Bloomberg Barclays U.S. Corporate Index (the “Parent Index”), which serves as the universe of eligible bonds for use in constructing the Index and represents U.S. dollar-denominated, taxable, investment-grade corporate bonds. The Index excludes bonds with maturities of

1 year or less and with less than $750 million outstanding, and is screened for certain environmental, social, and governance (ESG) criteria by the Index provider, which is independent of Vanguard. The level of involvement in, or amount of revenue earned from, certain business lines or activities can vary from one company to another. The Index excludes the bonds of companies that the Index provider determines are involved in, and/or derive threshold amounts of revenue from certain activities or business segments related to: adult entertainment, alcohol, gambling, tobacco, nuclear weapons, controversial weapons, conventional weapons, civilian firearms, nuclear power, genetically modified organisms, or thermal coal, oil, or gas. The Index also excludes the bonds of any company that, as determined by the Index provider, does not meet certain standards defined by the Index provider’s ESG controversies assessment, which measures a company’s involvement in major ESG controversies by assessing a variety of factors such as environmental impact, labor rights, human rights, community impact, governance, and compliance with the United Nations Global Compact Principles. Additionally, the Index excludes companies that fail to have at least one woman on their board or do not provide data on the demographics of its board.

See Securities Selection section for more information regarding the Index exclusions. The components of the Index are likely to change over time.

The Fund invests by sampling the Index, meaning that it holds a range of securities that, in the aggregate, approximates the full Index in terms of key risk factors and other characteristics. All of the Fund’s investments will be selected through the sampling process, and under normal circumstances, at least 80% of the Fund’s assets will be invested in bonds included in the Index. The Fund maintains a dollar-weighted average maturity consistent with that of the Index.
Principal Risks
An investment in the Fund could lose money over short or long periods of time. You should expect the Fund's share price and total return to fluctuate within a wide range. The Fund is subject to the following risks, which could affect the Fund's performance, and the level of risk may vary based on market conditions:
•	Credit risk, which is the chance that a bond issuer will fail to pay interest or principal in a timely manner or that negative perceptions of the issuer’s ability to make such payments will cause the price of that bond to decline.
•	Interest rate risk, which is the chance that bond prices will decline because of rising interest rates. Interest rate risk should be low for short-term bond funds, moderate for intermediate-term bond funds, and high for long-term bond funds.

•	Income risk, which is the chance that the Fund's income will decline because of falling interest rates. Income risk is generally higher for short-term bond funds and lower for long-term bond funds.
•	Liquidity risk, which is the chance that a Fund may not be able to sell a security in a timely manner at a desired price.
•	Index sampling risk, which is the chance that the securities selected for the Fund, in the aggregate, will not provide investment performance matching that of the Fund's target index.
•	ESG investing risk, which is the chance that the bonds screened by the index sponsor for ESG criteria generally will underperform the market as a whole or that the particular bonds selected for the Index will, in the aggregate, trail returns of other funds screened for ESG criteria. There are significant differences in interpretations of what it means for a company to meet ESG criteria. The index provider’s assessment of a company, based on the company’s level of involvement in a particular industry or the index provider’s own ESG criteria, may differ from that of other funds or of the advisor's or an investor’s assessment of such company. As a result, the companies deemed eligible by the index provider may not reflect the beliefs and values of any particular investor and may not exhibit positive or favorable ESG characteristics. In addition, the Fund’s target index may, at times, become focused in bonds of a particular market sector, which would subject the Fund to proportionately higher exposure to the risks of that sector.
Because ETF Shares are traded on an exchange, they are subject to additional risks:
•	The Fund’s ETF Shares are listed for trading on Cboe BZX Exchange, Inc. and are bought and sold on the secondary market at market prices. Although it is expected that the market price of an ETF Share typically will approximate its net asset value (NAV), there may be times when the market price and the NAV differ significantly. Thus, you may pay more or less than NAV when you buy ETF Shares on the secondary market, and you may receive more or less than NAV when you sell those shares.
•	Although the Fund’s ETF Shares are listed for trading on Cboe BZX Exchange, Inc., it is possible that an active trading market may not be maintained.
•	Trading of the Fund’s ETF Shares may be halted by the activation of individual or marketwide trading halts (which halt trading for a specific period of time when the price of a particular security or overall market prices decline by a specified percentage). Trading of the Fund’s ETF Shares may also be halted if (1) the shares are delisted from Cboe BZX Exchange, Inc. without first being listed on another exchange or (2) Cboe BZX Exchange, Inc. officials determine that such action is appropriate in the interest of a fair and orderly market or for the protection of investors.
An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Annual Total Returns
This is the Fund‘s initial prospectus, so it does not contain performance data.
Investment Advisor
The Vanguard Group, Inc. (Vanguard)
Portfolio Manager
Joshua C. Barrickman, CFA, Principal of Vanguard and co-head of Vanguard’s Fixed Income Indexing Americas. He has managed the Fund since its inception in 2020.
Purchase and Sale of Fund Shares
You can buy and sell ETF Shares of the Fund through a brokerage firm. The price you pay or receive for ETF Shares will be the prevailing market price, which may be more or less than the NAV of the shares. The brokerage firm may charge you a commission to execute the transaction. Unless imposed by your brokerage firm, there is no minimum dollar amount you must invest and no minimum number of shares you must buy. ETF Shares of the Fund cannot be directly purchased from or redeemed with the Fund, except by certain authorized broker-dealers. These broker-dealers may purchase and redeem ETF Shares only in large blocks (Creation Units), typically in exchange for baskets of securities.
Tax Information
The Fund’s distributions may be taxable as ordinary income or capital gain. If you are investing through a tax-advantaged account, such as an IRA or an employer-sponsored retirement or savings plan, special tax rules apply.
Payments to Financial Intermediaries
The Fund and its investment advisor do not pay financial intermediaries for sales of Fund shares.

CFA® is a registered trademark owned by CFA Institute.
BLOOMBERG® is a trademark of Bloomberg Finance L.P. or its affiliates. BARCLAYS® is a trademark and service mark of Barclays Bank Plc (collectively with its affiliates, “Barclays”). MSCI® is a trademark and service mark of MSCI, Inc. (collectively with its affiliates, including MSCI ESG Research LLC (“MSCI ESG”), “MSCI”). These marks are used under license. Bloomberg Finance L.P. and its affiliates, including Bloomberg Index Services Limited (“BISL”) (collectively, “Bloomberg”), or Bloomberg's licensors own all proprietary rights in the Bloomberg Barclays MSCI US Corporate SRI Select Index (“Index”) which Index is determined, composed and calculated by BISL, or any successor thereto, based on environmental, social and governance research provided by MSCI ESG.
Neither Bloomberg, Barclays nor MSCI is the issuer or producer of Vanguard ESG U.S. Corporate Bond ETF and neither Bloomberg, Barclays nor MSCI has any responsibilities, obligations or duties to investors in Vanguard ESG U.S. Corporate Bond ETF. The Index is licensed for use by Vanguard as the Issuer of Vanguard ESG U.S. Corporate Bond ETF. The only relationship of Bloomberg, Barclays and MSCI with the Issuer in respect of the Index is the licensing of the Index, which Index is determined, composed and calculated without regard to the Issuer or the Vanguard ESG U.S. Corporate Bond ETF or the owners of the Vanguard ESG U.S. Corporate Bond ETF.
Additionally, Issuer of Vanguard ESG U.S. Corporate Bond ETF may for itself execute transaction(s) with Barclays in or relating to the Index in connection with Vanguard ESG U.S. Corporate Bond ETF. Investors acquire Vanguard ESG U.S. Corporate Bond ETF from Issuer and investors neither acquire any interest in Index nor enter into any relationship of any kind whatsoever with Bloomberg, Barclays or MSCI upon making an investment in Vanguard ESG U.S. Corporate Bond ETF. The Vanguard ESG U.S. Corporate Bond ETF is not sponsored, endorsed, sold or promoted by Bloomberg, Barclays or MSCI. Neither Bloomberg, Barclays nor MSCI makes any representation or warranty, express or implied, regarding the advisability of investing in the Vanguard ESG U.S. Corporate Bond ETF or the advisability of investing in securities generally or the ability of the Index to track corresponding or relative market performance. Neither Bloomberg, Barclays nor MSCI has passed on the legality or suitability of the Vanguard ESG U.S. Corporate Bond ETF with respect to any person or entity. Neither Bloomberg, Barclays nor MSCI is responsible for or has participated in the determination of the timing of, prices at, or quantities of the Vanguard ESG U.S. Corporate Bond ETF to be issued. Neither Bloomberg, Barclays nor MSCI has any obligation to take the needs of the Issuer or the owners of the Vanguard ESG U.S. Corporate Bond ETF or any other third party into consideration in determining, composing or calculating the Bloomberg Barclays MSCI US Corporate SRI Select Index. Neither Bloomberg, Barclays nor MSCI has any obligation or liability in connection with administration, marketing or trading of the Vanguard ESG U.S. Corporate Bond ETF.
The licensing agreement between Bloomberg and Barclays and Bloomberg and MSCI is solely for the benefit of Bloomberg and Barclays and Bloomberg and MSCI, respectively, and not for the benefit of the owners of the Vanguard ESG U.S. Corporate Bond ETF, investors or other third parties. In addition, the licensing agreement between Issuer and Bloomberg is solely for the benefit of Issuer and Bloomberg and not for the benefit of the owners of the Vanguard ESG U.S. Corporate Bond ETF, investors or other third parties.
NEITHER BLOOMBERG, BARCLAYS NOR MSCI SHALL HAVE ANY LIABILITY TO THE ISSUER, INVESTORS OR OTHER THIRD PARTIES FOR THE QUALITY, ACCURACY AND/OR COMPLETENESS OF THE INDEX OR ANY DATA INCLUDED THEREIN OR FOR INTERRUPTIONS IN THE DELIVERY OF THE INDEX. NEITHER BLOOMBERG, BARCLAYS NOR MSCI MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ISSUER, THE INVESTORS OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEX OR ANY DATA INCLUDED THEREIN. NEITHER BLOOMBERG, BARCLAYS NOR MSCI MAKES ANY EXPRESS OR IMPLIED WARRANTIES, AND EACH HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE INDEX OR ANY DATA INCLUDED THEREIN. BLOOMBERG RESERVES THE RIGHT TO CHANGE THE METHODS OF CALCULATION OR PUBLICATION, OR TO CEASE THE CALCULATION OR PUBLICATION OF THE INDEX, AND NEITHER BLOOMBERG, BARCLAYS NOR MSCI SHALL BE LIABLE FOR ANY MISCALCULATION OF OR ANY INCORRECT, DELAYED OR INTERRUPTED PUBLICATION WITH RESPECT TO INDEX OR ANY DATA INCLUDED THEREIN. NEITHER BLOOMBERG, BARCLAYS NOR MSCI SHALL BE LIABLE FOR ANY DAMAGES, INCLUDING, WITHOUT LIMITATION, ANY SPECIAL, INDIRECT OR CONSEQUENTIAL DAMAGES, OR ANY LOST PROFITS, EVEN IF ADVISED OF THE POSSIBLITY OF SUCH, RESULTING FROM THE USE OF THE INDEX OR ANY DATA INCLUDED THEREIN OR WITH RESPECT TO THE VANGUARD ESG U.S. CORPORATE BOND ETF.
None of the information supplied by Bloomberg, Barclays or MSCI and used in this publication may be reproduced in any manner without the prior written permission of Bloomberg, Barclays Capital, the investment banking division of Barclays Bank PLC, and MSCI. Barclays Bank PLC is registered in England No. 1026167, registered office l Churchill Place London E14 5HP.

Vanguard ESG U.S. Corporate Bond ETF Shares—Fund Number 4158
To request additional information about the Fund, please visit vanguard.com or contact us at 866-499-8473.
© 2020 The Vanguard Group, Inc. All rights reserved.
U.S. Patent Nos. 6,879,964; 7,337,138; 7,720,749; 7,925,573; 8,090,646; and 8,417,623.
Vanguard Marketing Corporation, Distributor.
SP 4158 092020